                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                               NOVEMBER 25, 1996
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                              COINMACH CORPORATION
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            (Exact name of Registrant as specified in its character)


    DELAWARE                      333-0062                         53-0188589
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     (State or other             (Commission                       (IRS Employer
     jurisdiction of             File Number)                     Identification
     incorporation)                                                    number)

--------------------------------------------------------------------------------

                    55 LUMBER ROAD, ROSLYN, NEW YORK  11576
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                   (Address of Principal Executive Offices)


                                (516) 484-2300
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             (Registrant's telephone number, including area code)



                                              Exhibit Index is located on Page 4

Item 5.  Other Events.
---------------------

     Pursuant to a Stock Purchase Agreement, dated as of November 25, 1996 (the "Agreement"), Coinmach Corporation (the "Company"), a wholly-owned subsidiary of Coinmach Laundry Corporation, agreed to acquire 100% of the outstanding voting securities of KWL, Inc., a Nevada corporation, and Kwik Wash Laundries, Inc., a Nevada corporation, constituting all of the partners of Kwik Wash Laundries, L.P. ("Kwik Wash"), a Texas limited partnership, for $125 million in cash and a $15 million promissory note issued by Coinmach Laundry Corporation. Kwik Wash, based in Dallas, Texas, provides coin-operated laundry equipment services to multi-family dwellings in Texas, Louisiana, Arkansas and Oklahoma and operates approximately 150 laundromat stores throughout Texas.

     The closing of the transaction is subject to a number of conditions, described more fully in the Agreement, including expiration or termination of the waiting period provided under the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

     The Company has also received a commitment for a $180 million credit facility to be provided by Bankers Trust Company, First Union National Bank of North Carolina and Lehman Brothers, Inc., which facility will replace the Company's existing credit facility and will provide financing to support the Company's acquisition strategy. It is presently anticipated that the foregoing transactions will be consummated in early January, 1997.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------

       c. Exhibits.
           --------

          The following exhibits are filed as part of this report.

          99.1      Press release, dated November 25, 1996

          99.2      Press release, dated November 25, 1996

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 5, 1996

                                COINMACH CORPORATION


                                     /s/ ROBERT M. DOYLE
                               By:   ______________________________________
                                     Robert M. Doyle
                                     Senior Vice President

                                 EXHIBIT INDEX



EXHIBIT                                                   PAGE
-------                                                   ----
NUMBER                         DOCUMENT                   NUMBER
------                         --------                   ------


    99.1     Press Release, dated November 25, 1996        5

    99.2     Press Release, dated November 25, 1996        6

                                                                    EXHIBIT 99.1


CONTACT:
--------
Mr. Robert M. Doyle, Senior Vice President and
Chief Financial Officer (516) 484-2300
Coinmach Laundry Corporation


FOR IMMEDIATE RELEASE:
----------------------

                    COINMACH LAUNDRY CORPORATION ANNOUNCES
                   AGREEMENT TO ACQUIRE KWIK WASH LAUNDRIES


NEW YORK, NEW YORK, November 25, 1996 -- Coinmach Laundry Corporation (NASDAQ:
WDRY) is pleased to announce that it has signed a definitive agreement to acquire Kwik Wash Laundries L.P.

Kwik Wash provides coin-operated laundry equipment services to multi-family dwellings located primarily in Texas, Louisiana, Arkansas and Oklahoma. It also operates approximately 150 laundromats in Texas. For the twelve months ended September 30, 1996, Kwik Wash had revenues of approximately $65 million and EBITDA of approximately $23 million. Coinmach Corporation will acquire the capital stock of Kwik Wash's partners for a purchase price consisting of $125 million in cash and a $15 million promissory note issued by Coinmach Laundry Corporation.

Stephen R. Kerrigan, Chairman and CEO, said, "Kwik Wash represents our first significant acquisition since our initial public offering and firmly establishes us as the nation's leading provider of coin operated laundry equipment services for multi-family properties. The Kwik Wash acquisition significantly increases our penetration in the south central region of the U.S. We expect to integrate Kwik Wash into our operations over the next six months and achieve significant targeted cost savings. The combination of Kwik Wash and Coinmach for the twelve months ended September 27, 1996, assuming no cost savings, results in combined revenues of $248 million and EBITDA of $78 million."

The Kwik Wash acquisition will increase Coinmach's installed base of machines to approximately 320,000, establishing the Company as the nation's largest provider of coin-operated equipment laundry services to multi-family dwellings. The transaction will be financed with cash and borrowings under its existing credit facilities and is expected to be completed in early January, subject to certain government approvals.

Coinmach Laundry Corporation is a leading provider of coin-operated laundry equipment services for multi-family properties. Upon consummation of this transaction, Coinmach will provide services to over 30,000 locations in 30 states and the District of Columbia.

                                                                    EXHIBIT 99.2

CONTACT:
--------
Mr. Robert M. Doyle, Senior Vice President and
Chief Financial Officer (516) 484-2300
Coinmach Laundry Corporation


FOR IMMEDIATE RELEASE:
----------------------

                         COINMACH CORPORATION ANNOUNCES
                        SENIOR BANK FINANCING COMMITMENT


NEW YORK, NEW YORK, November 25, 1996 -- Coinmach Corporation, a wholly-owned subsidiary of Coinmach Laundry Corporation (NASDAQ: WDRY), has received a commitment for up to $180 million in senior financing. This facility, provided by Bankers Trust Company, First Union National Bank of North Carolina, and Lehman Brothers, Inc., will replace Coinmach's existing $35 million facility and will provide financing to support the Company's acquisition strategy.

Stephen R. Kerrigan, Chairman and CEO, said, "This new facility, arranged at attractive terms, will assist the Company in pursuing its stated goal of industry consolidation. The availability and pricing of this commitment reflects Coinmach's performance as an industry consolidator over the past year as well as its successful public debt and equity offerings."

Coinmach Laundry Corporation is a leading provider of coin-operated laundry equipment services for multi-family properties. The Company owns and operates approximately 247,000 coin-operated washers and dryers on routes in over 26,000 locations in 30 states and the District of Columbia. The Company is also a distributor of laundromat equipment and turnkey laundromats.